Exhibit 99.3

GUARANTEE

GUARANTEE, dated as of June 28, 2010 (this “Guarantee”), by Vector Capital III, L.P. and Vector Capital IV, L.P. (collectively, the “Guarantors”, and each, a “Guarantor”), in favor of Symyx Technologies, Inc., a Delaware corporation (the “Guaranteed Party”).

1.              GUARANTEE.  To induce the Guaranteed Party to terminate the Agreement and Plan of Merger and Reorganization with Accelrys, Inc., a Delaware corporation, and Alto Merger Sub, Inc., dated April 5, 2010 (the “First Merger Agreement”) following rejection of the First Merger Agreement by the Guaranteed Party’s stockholders and to approve and enter into the Agreement and Plan of Merger as executed and delivered to the Guaranteed Party by Certara Coöperatieve U.A., a Netherlands company (“Parent”), the equity securities of which are currently-owned directly or indirectly by the Guarantors and Clarinet Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”) and attached hereto as Exhibit A (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Merger Agreement”) by and among: Parent, Merger Sub and the Guaranteed Party, pursuant to which Merger Sub will merge with and into the Guaranteed Party, each Guarantor, jointly and severally, absolutely, unconditionally and irrevocably guarantees to the Guaranteed Party, as the primary obligor and not merely as surety, the due and punctual observance, payment, performance and discharge of the obligations of Parent and Merger Sub pursuant to the terms of the Merger Agreement and any damages, losses or expenses payable to the Guaranteed Party under the Merger Agreement (the “Obligations”).  For the avoidance of doubt and not in limitation of the foregoing, Obligations, as used herein, shall include the obligation of the Parent and Merger Sub to pay or perform, or to provide adequate funds for the payment of: (i) the Offer Price, net to seller in cash, without interest on terms and subject to the conditions set forth in the Merger Agreement, for each of the tendered Company Shares pursuant to Section 1.01 of the Merger Agreement; (ii) the Offer Price for each of the other Company Shares pursuant to Sections 2.05 and 2.07 of the Merger Agreement; and (iii) the payment in exchange for each of the Company Options and Company RSUs pursuant to Section 2.09 of the Merger Agreement. Capitalized terms used but not defined in this Guarantee shall have the meanings assigned to such terms in the Merger Agreement.

If Parent or Merger Sub fails to pay the Obligations when due, then all of the Guarantors’ liabilities to the Guaranteed Party hereunder in respect of such Obligations shall, at the Guaranteed Party’s option, become immediately due and payable and the Guaranteed Party may at any time and from time to time, at the Guaranteed Party’s option, take any and all actions available hereunder or under applicable law to collect the Obligations from the Guarantors.  In furtherance of the foregoing, each Guarantor acknowledges that the Guaranteed Party may, in its sole discretion, bring and prosecute a separate action or actions against the Guarantors for the full amount of the Obligations, regardless of whether any action is brought against Parent or Merger Sub.

The Guarantors agree to pay on demand all reasonable and documented out-of-pocket expenses (including reasonable fees and expenses of counsel) incurred by the Guaranteed Party in connection with enforcement of its rights hereunder if (i) any Guarantor asserts in any litigation or other proceeding that this Guarantee is illegal, invalid or unenforceable in accordance with its terms and the Guaranteed Party prevails in such litigation or proceeding or (ii) any Guarantor fails or refuses to make any payment to the Guaranteed Party hereunder when due and payable and it is judicially determined that such Guarantor is required to make such payment hereunder.

2.              NATURE OF GUARANTEE.  The Guaranteed Party shall not be obligated to file any claim relating to the Obligations in the event that Parent or Merger Sub becomes subject to a bankruptcy, reorganization or similar proceeding, and the failure of the Guaranteed Party to so file shall not affect the Guarantors’ obligations hereunder.  In the event that any payment to the Guaranteed Party in respect of any Obligations is rescinded or must otherwise be returned for any reason whatsoever, the Guarantors shall remain liable hereunder with respect to such Obligations as if such payment had not been made.  This is an unconditional guarantee of payment and not of collectibility.  Nothing in this Guarantee shall limit in any way the right of the Guaranteed Party to seek an injunction or injunctions or any other equitable relief in connection with breaches of this Guarantee or of the Merger Agreement under Section 9.05 of the Merger Agreement.  The Guarantors reserve the right to assert defenses which Parent or Merger Sub may have to payment of any Obligations, other than defenses arising from the bankruptcy or insolvency of Parent or Merger Sub and other defenses expressly waived hereby.

3.              CHANGES IN OBLIGATIONS, CERTAIN WAIVERS.  The Guarantors agree that the Guaranteed Party may at any time and from time to time, without notice to or further consent of the Guarantors, extend the time of payment of any of the Obligations, and may also make any agreement with Parent or Merger Sub for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between the Guaranteed Party and Parent or Merger Sub without in any way impairing or affecting this Guarantee.  The Guarantors agree that the obligations of the Guarantors hereunder shall not be released or discharged, in whole or in part, or otherwise affected by:  (a) the failure of the Guaranteed Party to assert any claim or demand or to enforce any right or remedy against Parent or Merger Sub or any other Person interested in the transactions contemplated by the Merger Agreement; (b) any change in the time, place or manner of payment of any of the Obligations or any rescission, waiver, compromise, consolidation or other amendment or modification of any of the terms or provisions of the Merger Agreement or any other agreement evidencing, securing or otherwise executed in connection with any of the Obligations; (c) the addition, substitution or release of any other Person interested in the transactions contemplated by the Merger Agreement; (d) any change in the corporate existence, structure or ownership of Parent or Merger Sub or any other Person interested in the transactions contemplated by the Merger Agreement; (e) any insolvency, bankruptcy, reorganization or other similar proceeding affecting Parent or Merger Sub or any other Person interested in the transactions contemplated in the Merger Agreement; (f) the existence of any claim, set-off or other rights which any Guarantor may have at any time against Parent, Merger Sub or the Guaranteed Party, whether in connection with the Obligations or otherwise; (g) the adequacy of any other means the Guaranteed Party may have of obtaining payment of the Obligations; or (h) any discharge of the Guarantors as a matter of applicable law (other than a discharge of the Guarantors as a result of payment of the Obligations in accordance with the terms of the Merger Agreement or as a result of defenses to the payment of the Obligations that would be available to Parent or Merger Sub under the Merger Agreement).  To the fullest extent permitted by law, the Guarantors hereby expressly waive any and all rights or defenses arising by reason of any law which would otherwise require any election of remedies by the Guaranteed Party.  The Guarantors waive promptness, diligence, notice of the acceptance of this Guarantee and of the Obligations, presentment, demand for payment, notice of non-performance, default, dishonor and protest, notice of any Obligations incurred and all other notices of any kind (except for notices to be provided to Parent and Merger Sub in accordance with Section 9.09 of the Merger Agreement), all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of Parent or Merger Sub or any other Person interested in the transactions contemplated by the Merger Agreement, and all suretyship defenses generally (other than fraud by the Guaranteed Party or any of its affiliates).  Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the transactions contemplated by the Merger Agreement and that the waivers set forth in this Guarantee are knowingly made in contemplation of such benefits.

Each Guarantor hereby unconditionally waives any rights that it may now have or hereafter acquire against Parent or Merger Sub that arise from the existence, payment, performance or enforcement of such Guarantor’s obligations under, on with or in respect of this Guarantee or any other agreement in connection therewith, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Guaranteed Party against Parent or Merger Sub, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from Parent or Merger Sub, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, and such Guarantor shall not exercise any such rights unless and until all Obligations shall have been paid in full in immediately available funds.  If any amount shall be paid to either Guarantor in violation of the immediately preceding sentence at any time prior to the payment in full in immediately available funds of all amounts payable under, in respect of or in connection with this Guarantee, such amount shall be received and held in trust for the benefit of the Guaranteed Party, shall be segregated from other property and funds of such Guarantor and shall forthwith be promptly paid or delivered to the Guaranteed Party in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to all amounts payable by such Guarantor under, in respect of or in connection with this Guarantee.  Notwithstanding anything to the contrary contained in this Guarantee, the Guaranteed Party hereby agrees that to the extent Parent and Merger Sub are relieved of any of their payment obligations under the Merger Agreement, the Guarantors shall be similarly relieved of their corresponding Obligations under this Guarantee but only to the same extent Parent or Merger Sub are so relieved.

4.              NO WAIVER; CUMULATIVE RIGHTS.  No failure on the part of the Guaranteed Party to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Guaranteed Party of any right, remedy or power hereunder preclude any other or future exercise of any right, remedy or power hereunder.  Each and every right, remedy and power hereby granted to the Guaranteed Party or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Guaranteed Party at any time or from time to time.

5.              REPRESENTATIONS AND WARRANTIES.  Each Guarantor hereby represents and warrants to the Guaranteed Party that:

(a)            the execution, delivery and performance of this Guarantee have been duly authorized by all necessary action and do not contravene any provision of such Guarantor’s partnership agreement, operating agreement or similar organizational documents or any law, regulation, rule, decree, order, judgment or contractual restriction binding on such Guarantor or its assets;

(b)           all consents, approvals, authorizations and permits of, filings with and notifications to, any governmental authority necessary for the due execution, delivery and performance of this Guarantee by such Guarantor have been obtained or made and all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any governmental authority or regulatory body is required in connection with the execution, delivery or performance of this Guarantee;

(c)            this Guarantee constitutes a legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting creditors’ rights generally and (ii) general equitable principles (whether considered in a proceeding in equity or at law); and

(d)            such Guarantor has the financial capacity to pay and perform its obligations under this Guarantee, and all funds necessary for such Guarantor to fulfill its Obligations under this Guarantee shall be available to such Guarantor for so long as this Guarantee shall remain in effect in accordance with Section 8 hereof.

6.              NO ASSIGNMENT.  Neither the Guarantors nor the Guaranteed Party may assign its rights, interests or obligations hereunder to any other Person (except by operation of law) without the prior written consent of the other party hereto; provided, however, that each Guarantor may assign all or a portion of its obligations hereunder, without the prior written consent of the Guaranteed Party, to an affiliate or to an entity managed or advised by an affiliate of such Guarantor; provided, further, that no such assignment shall relieve such Guarantor of any liability or obligation hereunder except to the extent actually performed or satisfied by the assignee.

7.              NOTICES.  All notices, requests and other communications to any party hereunder shall be given in the manner specified in the Merger Agreement (and shall be deemed given as specified therein) as follows:

If to the Guarantors, to:

Vector Capital
One Market Street
Steuart Tower, 23rd Floor
San Francisco, CA 94015
Attention: Amish Mehta
Facsimile No.: (415) 293-5100

with a copy (which shall not constitute notice) to:

Davis Polk & Wardwell LLP
1600 El Camino Real
Menlo Park, CA 94025
Attention:  Martin A. Wellington
Facsimile:  (650) 752-3618

or to such other address or facsimile number as either Guarantor shall have notified the Guaranteed Party in a written notice delivered to the Guaranteed Party in accordance with the Merger Agreement.  All notices to the Guaranteed Party hereunder shall be given as set forth in the Merger Agreement.

8.              CONTINUING GUARANTEE.  This Guarantee shall remain in full force and effect and shall be binding on the Guarantors, their successors and assigns until the Obligations have been satisfied in full.  Notwithstanding the foregoing, this Guarantee shall terminate and the Guarantors shall have no further obligations under this Guarantee as of the earliest of (i) the affirmative vote of the holders of the majority of voting power of the outstanding shares of capital stock of the Company to consummate the proposed transaction with Accelrys, (ii) the failure by the Company to enter into the Merger Agreement during the Acceptance Period, (iii) the valid termination of the Merger Agreement in accordance with its terms, (iv) the Closing and (v) the payment to the Guaranteed Party by any combination of Parent and/or the Guarantors of the full amount of the Obligations.  Notwithstanding the foregoing, in the event that the Guaranteed Party or any of its affiliates asserts in any litigation or other proceeding that the provisions of this Section 8 or Section 9 hereof are illegal, invalid or unenforceable in whole or in part, or asserts any theory of liability against any Non-Recourse Party or, other than its rights to recover from the Guarantors with respect to the Obligations, the Guarantors, Parent or Merger Sub, with respect to the transactions contemplated by the Merger Agreement, then (x) the obligations of the Guarantors under this Guarantee shall terminate ab initio and be null and void, (y) if either Guarantor has previously made any payments under this Guarantee, such Guarantor shall be entitled to recover such payments and (z) neither the Guarantors nor any Non-Recourse Party shall have any liability to the Guaranteed Party with respect to the Merger Agreement and the transactions contemplated thereby or under this Guarantee.

9.              NO RECOURSE.

(a)            The Guaranteed Party acknowledges that the sole assets of Parent and Merger Sub are cash in a de minimis amount and its rights under the Merger Agreement, and that no additional funds are expected to be contributed to Parent or Merger Sub unless and until the Acceptance Date.  Notwithstanding anything that may be expressed or implied in this Guarantee or any document or instrument delivered contemporaneously herewith, and notwithstanding the fact that one or both of the Guarantors may be a partnership, by its acceptance of the benefits of this Guarantee, the Guaranteed Party acknowledges and agrees that neither it nor any of its affiliates has any right of recovery against, and no liability shall attach to, the former, current or future stockholders, directors, officers, employees, agents, affiliates, members, managers, general or limited partners or assignees of either Guarantor, Parent, Merger Sub or any former, current or future stockholder, director, officer, employee, member, manager, general or limited partner, affiliate, agent or assignee of any of the foregoing (collectively, but not including either Guarantor, Parent or Merger Sub, each a “Non-Recourse Party”), or, other than its right to enforce this Guarantee and recover hereunder, the Guarantors, Parent, Merger Sub or otherwise, whether by or through attempted piercing of the corporate (or limited partnership or limited liability company) veil, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute, regulation or applicable law, or otherwise.  The Guaranteed Party hereby covenants and agrees that it shall not institute, directly or indirectly, and shall cause its affiliates not to institute, directly or indirectly, any proceeding or bring any other claim arising under, or in connection with, the Merger Agreement or the transactions contemplated thereby, against either Guarantor or any Non-Recourse Party, except for claims against the Guarantors under this Guarantee (subject to the limitations contained herein and except as provided in Section 2 of this Guarantee.

(b)            Recourse against the Guarantors under this Guarantee shall be the sole and exclusive remedy of the Guaranteed Party and all of its affiliates against the Guarantors and the Non-Recourse Parties in respect of any liabilities or obligations arising under, or in connection with, the Merger Agreement or the transactions contemplated thereby.  Nothing set forth in this Guarantee shall confer or give or shall be construed to confer or give to any Person other than the Guarantors and the Guaranteed Party (including any Person acting in a representative capacity) any rights or remedies against any Person other than the Guaranteed Party and the Guarantors as expressly set forth herein.

(c)            For the purposes of this Guarantee, pursuit of a claim against a Person by the Guaranteed Party or any of the Guaranteed Party’s affiliates shall be deemed to be pursuit of a claim by the Guaranteed Party.  A Person shall be deemed to have pursued a claim against another Person if such first Person brings a legal action against such second Person, adds such second Person to an existing legal proceeding or otherwise asserts a legal claim of any nature against such second Person.

(d)            The Guaranteed Party acknowledges that each Guarantor is agreeing to enter into this Guarantee in reliance on the provisions set forth in this Section 9.  This Section 9 shall survive termination of this Guarantee.

10.            AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Guarantee will be valid and binding unless it is in writing and signed, in the case of an amendment, by the Guarantors and the Guaranteed Party, or in the case of waiver, by the party against whom the waiver is to be effective.  No waiver by any party of any breach or violation of, or default under, this Guarantee, whether intentional or not, will be deemed to extend to any prior or subsequent breach, violation or default hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

11.            ENTIRE AGREEMENT. This Guarantee constitutes the entire agreement with respect to the subject matter hereof and supersedes any and all prior discussions, negotiations, proposals, undertakings, understandings and agreements, whether written or oral, among Parent, Merger Sub and the Guarantors or any of their respective Affiliates on the one hand, and the Guaranteed Party or any of its Affiliates on the other hand.

12.            GOVERNING LAW; SUBMISSION TO JURISDICTION.  This Guarantee and all claims and defenses arising out of or relating to this Guarantee or the breach, termination or validity of this Guarantee, shall in all respects be governed by, and construed in accordance with, the laws of the State of Delaware applicable to agreements made and to be performed entirely within such State, without giving effect to any conflicts of law principles of such State that would apply the laws of another jurisdiction.  In addition, each party irrevocably and unconditionally: (i) submits for itself and its property to the exclusive jurisdiction of the Delaware Court of Chancery, or if the Delaware Court of Chancery lacks jurisdiction of the subject matter, the United States District Court for the District of Delaware, or if both the Delaware Court of Chancery and the United States District Court for the District of Delaware lack jurisdiction of the subject matter, any court of competent jurisdiction sitting in the State of Delaware, in any action directly or indirectly arising out of or relating to this Guarantee or the breach, termination or validity of this Guarantee, and agrees that all claims in respect of any such action shall be heard and determined solely in such court; (ii) consents that any such action may and shall be brought in such courts and waives any objection that it may now or hereafter have to the venue or jurisdiction of any such action in such court or that such court is an inconvenient forum for the action and agrees not to assert, plead or claim the same; (iii) agrees that the final judgment of such court shall be enforceable in any court having jurisdiction over the relevant party or any of its assets; (iv) irrevocably waives any right to remove any such action from the Delaware Court of Chancery to any federal court; (v) agrees that service of process in any such action may be effected by mailing a copy of such process by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at the address set forth in Section 7 of this Guarantee); and (vi) agrees that nothing in this Guarantee shall affect the right to effect service of process in any other manner permitted by the applicable rules of procedure.

13.            WAIVER OF JURY TRIAL.  EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS GUARANTEE IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTEE.  EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OR ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH PARTY HERETO UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH PARTY HERETO MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH PARTY HERETO HAS BEEN INDUCED TO ENTER INTO THIS GUARANTEE BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS OF THIS SECTION 13.  ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS GUARANTEE WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

14.            COUNTERPARTS.  This Guarantee may be signed in any number of counterparts and may be executed and delivered by facsimile, email or other electronic transmission, and each counterpart shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Guarantee shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto.  Until and unless each party has received a counterpart hereof signed by the other party hereto, this Guarantee shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

15.            SEVERABILITY.  If any term or other provision of this Guarantee is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Guarantee shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.  Upon a determination that any term or provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Guarantee so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

16.            HEADINGS.  Headings are used for reference purposes only and do not affect the meaning or interpretation of this Guarantee.

[Signature page follows]

IN WITNESS WHEREOF, the Guarantors and the Guaranteed Party have caused this Guarantee to be executed and delivered as of the date first written above by its officer thereunto duly authorized.

VECTOR CAPITAL III, L.P.

By:	Vector Capital Partners III, L.P.,
its General Partner

By:	Vector Capital, L.L.C.,
its General Partner

By: /s/ Alex Slusky
Name: ALEX SLUSKY
Title: Managing Member

VECTOR CAPITAL IV, L.P.

By:	Vector Capital Partners IV, L.P.,
its General Partner

By:	Vector Capital, L.L.C.,
its General Partner

By: /s/ Alex Slusky
Name: ALEX SLUSKY
Title: Managing Member

Accepted and Agreed to:

SYMYX TECHNOLOGIES, INC.

By:
Name:
Title: